UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2004

Centerplate, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31904	13-3870167

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

201 East Broad Street, Spartanburg, SC	29306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 598-8600

Volume Services America Holdings, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
LONG-TERM PERFORMANCE PLAN
PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement

At a meeting held on October 13, 2004, security holders approved the Registrant’s Long-Term Performance Plan. The Long-Term Performance Plan was attached as Appendix D to the Registrant’s definitive proxy statement, a copy of which was filed with the Securities and Exchange Commission on September 1, 2004.

Pursuant to Form 8-K, General Instruction F, the Registrant hereby incorporates by reference the Long-Term Performance Plan which is attached hereto as Exhibit 10.1.

Item 8.01 Other Events

On October 14, 2004, the Registrant issued a press release regarding matters that were approved by security holders at a meeting held on October 13, 2004. At that meeting, security holders:

•	approved amendments to the company’s restated certificate of incorporation and amended and restated by-laws to eliminate the classification of the board of directors;

•	approved amendments to the company’s restated certificate of incorporation and amended and restated by-laws to permit vacancies on the board of directors to be filled by either the remaining board members or security holders;

•	elected three new directors to fill vacancies on the board of directors;

•	approved an amendment to the company’s restated certificate of incorporation to change the name of the company from Volume Services America Holdings, Inc. to Centerplate, Inc.; and

•	approved a long-term performance plan for key management employees.

Pursuant to Form 8-K, General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
10.1	Long-Term Performance Plan
99.1	Press release dated October 14, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2004

Centerplate, Inc.

By:	/s/ Janet L. Steinmayer

Name: Janet L. Steinmayer
Title: Senior Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
10.1	Long-Term Performance Plan
99.1	Press release dated October 14, 2004